EATON VANCE GREATER CHINA GROWTH FUND
Supplement to Prospectus dated January 1, 2016

1.  The following replaces “Portfolio Managers” under “Management” in “Fund Summaries – Eaton Vance Greater China Growth Fund”:

Portfolio Managers

June Lui, (lead portfolio manager), Portfolio Manager of BMO GAM (Asia), has managed the Fund since May 2015.

Christopher Darling, Chief Investment Officer – Asia of BMO GAM (Asia), has managed the Fund since July 2016.

2.  The following replaces the seventh paragraph in “Management.” under “Management and Organization”:

June Lui (lead portfolio manager) and Christopher Darling act as portfolio managers of the Fund.  Ms. Lui joined BMO GAM (Asia) in January 2015.  Previously, Ms. Lui was assistant fund manager (2012-2014) and analyst at F&C Asset Management from 2006, specializing in Greater China and Asia ex Japan equities.  Mr. Darling has been employed by BMO GAM (Asia) since 2006 and serves as Chief Investment Officer – Asia.

July 11, 2016	22486 7.11.16

EATON VANCE GREATER CHINA GROWTH FUND
Supplement to Statement of Additional Information
dated January 1, 2016

The following replaces Stephen Ma in the tables under “Portfolio Managers.” in “Investment Advisory and Administrative Services”:

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Christopher Darling*
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*As of June 30, 2016.  Mr. Darling became a portfolio manager effective July 8, 2016.

Fund Name and Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in the Eaton Vance Family of Funds
Christopher Darling*	None	None

*As of June 30, 2016

July 11, 2016